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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22005

Evergreen Global Dividend Opportunity Fund

_____________________________________________________________

(Exact name of registrant as specified in charter)

200 Berkeley Street

Boston, Massachusetts 02116

_____________________________________________________________

(Address of principal executive offices) (Zip code)

Michael H. Koonce, Esq.

200 Berkeley Street

Boston, Massachusetts 02116

____________________________________________________________

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 210-3200

Date of fiscal year end:	October 31

Date of reporting period: April 30, 2010

Item 1 - Reports to Stockholders.

Evergreen Global Dividend Opportunity Fund

table of contents
1	LETTER TO SHAREHOLDERS
4	FINANCIAL HIGHLIGHTS
5	SCHEDULE OF INVESTMENTS
10	STATEMENT OF ASSETS AND LIABILITIES
11	STATEMENT OF OPERATIONS
12	STATEMENTS OF CHANGES IN NET ASSETS
13	NOTES TO FINANCIAL STATEMENTS
22	ADDITIONAL INFORMATION
23	AUTOMATIC DIVIDEND REINVESTMENT PLAN
24	TRUSTEES AND OFFICERS

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

This closed-end fund is no longer offered as an initial public offering and is only offered through broker/dealers on the secondary market. A closed-end fund is not required to buy its shares back from investors upon request.

Mutual Funds:

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2010, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC, is a subsidiary of Wells Fargo & Company and is an affiliate of Wells Fargo & Company’s broker/dealer subsidiaries. Evergreen open-end mutual funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

LETTER TO SHAREHOLDERS

June 2010

W. Douglas Munn

President and Chief Executive Officer

Dear Valued Shareholder:

We are pleased to provide you with this semiannual report for Evergreen Global Dividend Opportunity Fund for the six-month period that ended April 30, 2010 (the “period”).

Leading up to the beginning of the period, a series of extraordinary financial and economic events affected the financial markets in the United States and throughout the world. After a prolonged period of uncertainty and falling share prices worldwide, stock markets staged a remarkable rally in 2009 that continued through the end of the year. In January 2010, concerns about the sustainability of the economic recovery led to a partial correction, but the markets quickly rebounded and ended the reporting period approximately where they began in 2010.

In the United States, employment data turned positive during the period, a welcome sign that the economic recovery appeared to be moving toward self-sustainability. U.S. employers added 162,000 jobs in March 2010, the most in three years. The unemployment rate edged down to 9.9% at the end of the period, after having peaked at 10.1% in October 2009—its highest level in more than 25 years. Still, more than 8 million jobs were lost during the recession and the number of long-term unemployed—those out of work for 27 weeks or longer—continued to increase, ending the period at 6.7 million.

Investors were encouraged by continued economic growth in both developed and emerging markets and were placing greater interest in underlying fundamentals, in sharp contrast to their wild pursuit of low-quality stocks just one year ago. However, this sentiment was tempered by concerns over the growing sovereign debt problems in Europe, the impact of Chinese policy tightening, and fears over U.S. bank regulation. A rally in the U.S. dollar and a decline in commodity prices also had an impact.

Investors appeared caught between increasing signs of a cyclical upturn and the fear of lingering systematic risks in the wake of the 2008 crisis, with the resulting market volatility. For instance, as the period drew to a close, investors became increasingly nervous about the European Union’s willingness and ability to bail out Greece, while Fitch Ratings downgraded Portugal’s sovereign debt and Spain moved onto investors’ worry radar. As a result, the euro sold off almost 1.5% in a two-day time period, extending its four-month, 11% drop versus the dollar. During that time, investors largely ignored concurrent data that showed U.S. durable goods orders climbing for three months in a row, and business confidence in Germany reached its highest level

LETTER TO SHAREHOLDERS continued

since June 2008. It was difficult to shake the feeling that the recovery in the West rested on a weak foundation.

In Asia, the situation was much different. Starting in the second half of 2009, Asia began to show signs of a sustained recovery, well ahead of the rest of the world. Without the structural balance sheet issues faced by Western economies, Asian credit growth picked up far earlier, particularly in China and more recently in India. In sharp contrast to Europe and the United States, where a fear of debt-deflation spiral hung over the market near the end of the period, investors in Asia were increasingly worried about rising inflation. Currently, the major risk we see is that Asian central banks will begin to tighten credit and choke off growth in the region. Notably, in March of 2010, India became the first major emerging market to raise interest rates in response to rapidly increasing inflation.

The tension between macro-economic forces, cyclical factors, and structural imbalances made for an interesting, if challenging, investing environment. Our current view is that we must be wary of the ongoing, largely unaddressed structural imbalances in the West, while cautiously embracing the strong cyclical upturn in Asia. It remains true that the U.S. economy was propped up by government borrowing during most of the period, which merely offset massive deleveraging at the household and corporate level. Renewed weakness in Western and Eastern Europe is a current concern, and negative surprises presently remain possible in the coming months. Sovereign debt crises in Dubai and Greece may not be the only ones investors will contend with in the next few years. Asia, on the other hand, currently looks healthier. With strong balance sheets and growing economies, that area inspires optimism that good investment opportunities may emerge.

During the period, managers of Evergreen Global Dividend Opportunity Fund pursued a strategy seeking a high level of income as a primary objective, with a secondary objective of long-term capital growth. This closed-end fund sought investments in the stocks of domestic and foreign companies with either above-average dividend yields or the potential to increase their dividends. To add to the fund’s potential income, the fund also wrote call options on U.S. and foreign securities indexes.

We believe the changing conditions in the investment environment over the period have underscored the value of a well-diversified, long-term investment strategy to help soften the effects of volatility in any one market or asset class. As always, we encourage investors to maintain diversified investment portfolios in pursuit of their long-term investment goals.

LETTER TO SHAREHOLDERS continued

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

W. Douglas Munn

President and Chief Executive Officer

Evergreen Funds

Notice to Shareholders:

At meetings held on May 11 and June 9-10, 2010, the Board of Trustees of Evergreen Global Dividend Opportunity Fund (the “Fund”) unanimously approved a new advisory contract with Wells Fargo Funds Management, LLC, a new sub-advisory contract with Wells Capital Management Incorporated and a new sub-advisory contract with the Fund’s current sub-advisor, Crow Point Partners, LLC (the “Agreements”). Shareholders are being asked to approve the Agreements at a meeting to be held on July 9, 2010. Following approval of the Agreements, Tim Stevenson of Wells Capital Management Incorporated is expected to continue to manage the options overlay strategy for the Fund. Tim Stevenson currently provides such services to the Fund as a portfolio manager of Evergreen Investment Management Company, LLC, the current advisor to the Fund. Tim O’ Brien of Crow Point Partners, LLC is expected to continue to manage the Fund’s equity securities. In addition, the Fund will be renamed the Wells Fargo Advantage Global Dividend Opportunity Fund.

At the May 11 meeting, the Board also nominated seven persons for election to the Fund’s Board as new Trustees, and nominated two current Trustees for re-election to the Fund’s Board. Shareholders are being asked to elect these nominees at the July 9 meeting.

A Proxy Statement containing additional information about the Agreements and the nominees was provided to shareholders of record as of May 18, 2010.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended April 30, 2010 (unaudited)	Year Ended October 31,

		2009	2008	2007[1]

Net asset value, beginning of period	$10.38	$11.75	$19.83	$19.10 [2]

Income from investment operations
Net investment income	0.18	0.88	1.88	1.31
Net realized and unrealized gains or losses on investments	0.37	(0.47)	(7.96)	0.46

Total from investment operations	0.55	0.41	(6.08)	1.77

Distributions to shareholders from
Net investment income	(0.56)	(0.78)	(2.00)	(1.00)
Tax basis return of capital	0	(1.00)	0	0

Total distributions to common shareholders	(0.56)	(1.78)	(2.00)	(1.00)

Offering costs charged to capital	0	0	0	(0.04)

Net asset value, end of period	$10.37	$10.38	$11.75	$19.83

Market value, end of period	$10.65	$9.89	$10.99	$17.29

Total return based on market value[3]	13.43%	8.36%	(27.19)%	(8.66)%

Ratios and supplemental data
Net assets, end of period (thousands)	$507,688	$507,097	$574,157	$968,376
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.12%[4]	1.11%	1.13%	1.22%[4]
Expenses excluding waivers/reimbursements and expense reductions	1.12%[4]	1.11%	1.13%	1.22%[4]
Net investment income	3.42%[4]	8.48%	11.07%	11.79%[4]
Portfolio turnover rate	26%	160%	218%	102%

1	For the period from March 28, 2007 (commencement of operations), to October 31, 2007.
2	Initial public offering price of $20.00 per share less underwriting discount of $0.90 per share.
3

Total return is calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan. Total return does not reflect brokerage commissions or sales charges.

4	Annualized

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

April 30, 2010 (unaudited)

	Country	Shares	Value

COMMON STOCKS 58.2%
CONSUMER DISCRETIONARY 5.0%
Media 5.0%
Mediaset SpA	Italy	3,221,354	$25,583,452

ENERGY 6.3%
Oil, Gas & Consumable Fuels 6.3%
ENI SpA	Italy	1,000,000	22,417,421
EXCO Resources, Inc.	United States	250,000	4,637,500
Kayne Anderson MLP Investment Co.	United States	175,000	4,732,000

			31,786,921

FINANCIALS 8.0%
Commercial Banks 2.4%
Westpac Banking Corp.	Australia	500,000	12,426,371

Real Estate Investment Trusts (REITs) 5.6%
Chatham Lodging Trust *	United States	250,000	4,962,500
Colony Financial, Inc. *	United States	100,000	1,901,000
Crexus Investment Corp. *	United States	60,000	792,600
Excel Trust, Inc. *	United States	800,000	10,320,000
First Potomac Realty Trust	United States	23,884	387,399
Invesco Mortgage Capital, Inc.	United States	200,000	4,130,000
Starwood Property Trust, Inc.	United States	300,000	5,685,000

			28,178,499

INDUSTRIALS 6.0%
Air Freight & Logistics 2.2%
Deutsche Post AG	Germany	706,274	11,436,869

Construction & Engineering 3.8%
Bouygues SA	France	388,000	19,328,815

TELECOMMUNICATION SERVICES 8.9%
Diversified Telecommunication Services 8.7%
Cbeyond, Inc. *	United States	98,800	1,519,544
France Telecom	France	700,000	15,344,212
Qwest Communications International, Inc.	United States	750,000	3,922,500
Shenandoah Telecommunications Co. +	United States	368,600	6,546,336
Tele2 AB, Ser. B	Sweden	999,952	16,997,057

			44,329,649

Wireless Telecommunication Services 0.2%
Vivo Participacoes SA, ADR	Brazil	27,735	734,145

UTILITIES 24.0%
Electric Utilities 16.9%
E.ON AG	Germany	300,000	11,078,190
Enel SpA	Italy	5,000,000	26,076,644
FirstEnergy Corp.	United States	50,000	1,893,500

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2010 (unaudited)

	Country	Shares	Value

COMMON STOCKS continued
UTILITIES continued
Electric Utilities continued
Fortum Oyj	Finland	100,004	$2,591,013
FPL Group, Inc.	United States	25,000	1,301,250
Hera SpA	Italy	5,500,000	11,690,337
Iberdrola SA	Spain	2,000,000	15,931,801
Maine & Maritimes Corp.	United States	1,981	86,193
Red Electrica Corp. SA	Spain	150,000	7,096,978
TERNA SpA	Italy	2,000,000	8,109,429

			85,855,335

Gas Utilities 0.9%
EQT Corp.	United States	100,000	4,349,000

Independent Power Producers & Energy Traders 0.3%
Constellation Energy Group, Inc.	United States	50,000	1,767,500

Multi-Utilities 3.5%
RWE AG	Germany	125,000	10,228,453
SCANA Corp.	United States	50,000	1,973,500
Sempra Energy	United States	20,000	983,600
Suez Environnement SA	France	200,000	4,338,151

			17,523,704

Water Utilities 2.4%
American Water Works Co.	United States	100,000	2,178,000
Pennichuck Corp. +	United States	50,000	1,163,500
Severn Trent plc	United Kingdom	500,000	8,860,731

			12,202,231

Total Common Stocks (cost $284,081,604)			295,502,491

PREFERRED STOCKS 36.8%
ENERGY 0.6%
Oil, Gas & Consumable Fuels 0.6%
Whitting Petroleum Corp., 6.25%	United States	15,000	3,250,650

FINANCIALS 14.5%
Capital Markets 0.9%
Merrill Lynch Capital Trust I, 6.45%	United States	220,000	4,488,000

Commercial Banks 8.9%
Barclays Bank plc, Ser. 2, 6.625%	United Kingdom	60,000	1,310,400
BB&T Capital Trust VII, 8.10%	United States	300,000	7,995,000
Fifth Third Capital Trust V, 7.25%	United States	72,000	1,704,960
Fleet Capital Trust VIII, 7.20%	United States	50,000	1,155,000
National City Capital Trust III, 6.625%	United States	100,000	2,297,000
PNC Capital Trust E, 7.75%	United States	500,000	13,160,000
Santander Bancorp, 10.50%	United States	270,040	7,336,987

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2010 (unaudited)

	Country	Shares	Value

PREFERRED STOCKS continued
FINANCIALS continued
Commercial Banks continued
Sovereign Capital Trust V, 7.75%	United States	200,000	$5,026,000
SunTrust Capital IX, 7.875%	United States	200,000	5,006,000

			44,991,347

Diversified Financial Services 1.9%
ING Groep NV, 7.05%	Netherlands	144,532	2,876,187
ING Groep NV, 7.375%	Netherlands	217,000	4,459,350
JPMorgan Chase Capital XXIX, 6.70%	United States	100,000	2,425,000

			9,760,537

Insurance 2.2%
Aegon NV, 6.375%	Netherlands	150,000	2,899,500
Principal Financial Group, Ser. A, 5.56%	United States	75,000	6,321,097
Protective Life Corp., 8.00%	United States	100,000	2,194,000

			11,414,597

Real Estate Investment Trusts (REITs) 0.6%
Vornado Realty LP, 7.875%	United States	120,000	3,080,400

MATERIALS 0.6%
Chemicals 0.6%
E.I. DuPont de Nemours & Co., 4.50%	United States	34,710	3,045,803

UTILITIES 21.1%
Electric Utilities 18.1%
Central Illinois Light Company, 4.50%	United States	15,300	1,564,425
Connecticut Light & Power Co., Ser. 1963, 4.50%	United States	66,124	2,671,826
Consolidated Edison, Inc., Ser. A, 5.00%	United States	63,850	5,667,964
Consolidated Edison, Inc., Ser. D, 4.65%	United States	56,005	4,826,931
Dayton Power & Light Co., Ser. A, 3.75%	United States	9,416	730,035
Dayton Power & Light Co., Ser. B, 3.75%	United States	5,120	367,007
Dayton Power & Light Co., Ser. C, 3.90%	United States	17,500	1,246,875
Duquesne Light Co., 6.50%	United States	130,000	6,448,803
Energy East Corp., 3.75%	United States	1,900	134,355
Entergy Arkansas, Inc., 4.32%	United States	7,565	565,740
Entergy Arkansas, Inc., 4.56%	United States	2,732	202,623
Entergy Arkansas, Inc., 4.72%	United States	500	39,609
Entergy Arkansas, Inc., 6.08%	United States	8,444	845,093
Entergy Arkansas, Inc., 6.45%	United States	400,000	9,487,520
Entergy Arkansas, Inc., Ser. 1965, 4.56%	United States	13,578	1,084,119
Entergy Louisiana, LLC, 6.00%	United States	100,000	2,452,000
Entergy Louisiana, LLC, 6.95%	United States	227,000	22,387,875
Entergy Mississippi, Inc., 4.36%	United States	3,248	240,860
Entergy Mississippi, Inc., 4.92%	United States	10,679	880,863
Entergy Mississippi, Inc., 7.25%	United States	89	2,258
Entergy New Orleans, Inc., 4.36%	United States	153	11,489

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2010 (unaudited)

	Country	Shares	Value

PREFERRED STOCKS continued
UTILITIES continued
Electric Utilities continued
Entergy New Orleans, Inc., 4.75%	United States	6,102	$495,710
Entergy New Orleans, Inc., 5.56%	United States	11,893	1,122,869
Florida Power Corp., 4.60%	United States	14,900	1,283,729
Indianapolis Power & Light Co., 4.20%	United States	20,000	1,810,626
Pacific Gas & Electric Co., 4.80%	United States	185,600	3,973,696
Pacific Gas & Electric Co., Ser. D, 5.00%	United States	126,000	2,727,900
Pacific Gas & Electric Co., Ser. I, 4.36%	United States	39,900	798,000
Scana Corp., Ser. A, 7.70%	United States	40,000	1,095,600
Southern California Edison Co., 5.35%	United States	25,000	2,493,750
Southern California Edison Co., Ser. B, 4.08%	United States	48,100	870,610
Southern California Edison Co., Ser. D, 4.32%	United States	85,000	1,636,250
Union Electric Co., 4.50%	United States	14,600	1,083,881
Union Electric Co., 4.56%	United States	1,590	112,890
Union Electric Co., 7.64%	United States	21,350	2,149,678
Union Electric Co., Ser. 1969, 4.00%	United States	1,300	91,634
Xcel Energy, Inc., 3.60%	United States	6,000	418,500
Xcel Energy, Inc., 4.10%	United States	52,320	4,077,690
Xcel Energy, Inc., 4.16%	United States	30,030	2,432,430
Xcel Energy, Inc., 4.56%	United States	19,880	1,600,539

			92,134,252

Gas Utilities 0.8%
ATP Oil & Gas, 8.00% 144A	United States	20,000	2,157,600
Pacific Enterprises, 4.40%	United States	19,840	1,662,840

			3,820,440

Independent Power Producers & Energy Traders 0.3%
Constellation Energy Group, Inc., Ser. A, 8.625%	United States	50,214	1,313,096

Multi-Utilities 1.8%
CalEnergy Capital Trust III, 6.50%	United States	200,000	9,050,000

Water Utilities 0.1%
Hackensack Water Co., 4.99% + ☐	United States	10,469	586,264

Total Preferred Stocks (cost $172,103,511)			186,935,386

CONVERTIBLE PREFERRED STOCKS 0.8%
ENERGY 0.8%
Oil, Gas & Consumable Fuels 0.8%
El Paso Corp., 4.99%, 12/31/2049 144A (cost $2,720,560)	United States	4,000	4,200,000

EXCHANGE TRADED FUND 0.0%
PAA Natural Gas Storage LP (cost $150,500)	United States	7,000	150,500

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2010 (unaudited)

	Country	Shares	Value

SHORT-TERM INVESTMENTS 3.1%
MUTUAL FUND SHARES 3.1%
Evergreen Institutional Money Market Fund, Class I, 0.02% q ø (cost $15,499,229)	United States	15,499,229	$15,499,229

Total Investments (cost $474,555,404) 98.9%			502,287,606
Other Assets and Liabilities 1.1%			5,400,435

Net Assets 100.0%			$507,688,041

*	Non-income producing security
+	Security is deemed illiquid.
☐	Security is valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.
144A

Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees, unless otherwise noted.

q	Rate shown is the 7-day annualized yield at period end.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

Summary of Abbreviations
ADR	American Depository Receipt

The following table shows the percent of total long-term investments by geographic location as of April 30, 2010:

United States	50.4%
Italy	19.3%
France	8.0%
Germany	6.7%
Spain	4.7%
Sweden	3.5%
Australia	2.6%
Netherlands	2.1%
United Kingdom	2.1%
Finland	0.5%
Brazil	0.1%

100.0%

The following table shows the percent of total long-term investments by industry as of April 30, 2010:

Electric Utilities	36.6%
Commercial Banks	11.8%
Diversified Telecommunication Services	9.1%
Oil, Gas & Consumable Fuels	8.1%
Real Estate Investment Trusts (REITs)	6.4%
Multi-Utilities	5.5%
Media	5.3%
Construction & Engineering	4.0%
Water Utilities	2.6%
Air Freight & Logistics	2.3%
Insurance	2.3%
Diversified Financial Services	2.0%
Gas Utilities	1.7%
Capital Markets	0.9%
Independent Power Producers & Energy Traders	0.6%
Chemicals	0.6%
Wireless Telecommunication Services	0.2%

100.0%

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2010 (unaudited)

Assets
Investments in unaffiliated issuers, at value (cost $459,056,175)	$486,788,377
Investments in affiliated issuers, at value (cost $15,499,229)	15,499,229

Total investments	502,287,606
Segregated cash	150,716
Foreign currency, at value (cost $1,151,173)	1,147,151
Receivable for securities sold	1,742,574
Dividends receivable	2,880,022
Prepaid expenses and other assets	95,148

Total assets	508,303,217

Liabilities
Payable for securities purchased	150,500
Written options, at value (premiums received $557,717)	301,899
Advisory fee payable	39,624
Due to other related parties	2,085
Accrued expenses and other liabilities	121,068

Total liabilities	615,176

Net assets	$507,688,041

Net assets represented by
Paid-in capital	$883,477,500
Overdistributed net investment income	(18,497,741)
Accumulated net realized losses on investments	(385,095,787)
Net unrealized gains on investments	27,804,069

Net assets	$507,688,041

Net asset value per share
Based on $507,688,041 divided by 48,965,168 shares issued and outstanding (unlimited shares authorized)	$10.37

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2010 (unaudited)

Investment income
Dividends (net of foreign withholding taxes of $441,492)	$11,662,137
Interest	8,567
Income from affiliated issuers	99,724

Total investment income	11,770,428

Expenses
Advisory fee	2,460,951
Administrative services fee	129,524
Transfer agent fees	18,038
Trustees’ fees and expenses	12,454
Printing and postage expenses	81,214
Custodian and accounting fees	126,051
Professional fees	56,251
Other	28,351

Total expenses	2,912,834

Net investment income	8,857,594

Net realized and unrealized gains or losses on investments
Net realized gains or losses on:
Securities in unaffiliated issuers	6,654,476
Securities in affiliated issuers	139,935
Foreign currency related transactions	(358,516)
Securities sold short	(2,251)
Written options	2,034,954

Net realized gains on investments	8,468,598

Net change in unrealized gains or losses on:
Securities
Unaffiliated issuers	10,753,046
Affiliated issuers	(2,000)
Foreign currency related transactions	12,646
Written options	(1,395,815)
Securities sold short	(28,095)

Net change in unrealized gains or losses on investments	9,339,782

Net realized and unrealized gains or losses on investments	17,808,380

Net increase in net assets applicable to common shareholders resulting from operations	$26,665,974

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2010 (unaudited)	Year Ended October 31, 2009

Operations
Net investment income	$8,857,594	$42,815,642
Net realized gains or losses on investments	8,468,598	(205,482,801)
Net change in unrealized gains or losses on investments	9,339,782	182,551,480

Net increase in net assets resulting from operations	26,665,974	19,884,321

Distributions to shareholders from
Net investment income	(27,353,113)	(38,312,219)
Tax basis return of capital	0	(48,631,603)

Total distributions to shareholders	(27,353,113)	(86,943,822)

Capital share transactions
Net asset value of shares issued under the Automatic Dividend Reinvestment Plan	1,277,841	0

Total increase (decrease) in net assets	590,702	(67,059,501)
Net assets
Beginning of period	507,097,339	574,156,840

End of period	$507,688,041	$507,097,339

Overdistributed net investment income	$(18,497,741)	$(2,222)

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS (unaudited)

1. ORGANIZATION

Evergreen Global Dividend Opportunity Fund (the “Fund”) was organized as a statutory trust under the laws of the state of Delaware on December 21, 2006 and is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The primary investment objective of the Fund is to seek a high level of current income. The Fund’s secondary objective is long-term growth of capital.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates. Management has considered the circumstances under which the Fund should recognize or make disclosures regarding events or transactions occurring subsequent to the balance sheet date through the date the financial statements are issued. Adjustments or additional disclosures, if any, have been included in these financial statements.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded. If there has been no sale, the securities are valued at the mean between bid and asked prices. Non-listed preferred securities are valued using evaluated prices determined by an independent pricing service which takes into consideration such factors as similar security prices, spreads, liquidity, benchmark quotes and market conditions. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers who use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices. Foreign securities may be valued at fair value according to procedures approved by the Board of Trustees if the closing price is not reflective of current market values due to trading or events occurring in the foreign markets between the close of the established exchange and the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. The value of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold.

Portfolio debt securities acquired with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

ratings. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics.

In January 2010, the Fund changed its pricing for all evaluated prices for taxable fixed income securities and non-listed preferred stocks from mean to bid prices. The change was the result of the investment advisor’s analysis of which price estimate (mean or bid) provided the better estimate of value. The estimated impact on the Fund’s net asset value (NAV) per share on the day of the change was a decrease of approximately $0.01.

Short-term securities of sufficient credit quality with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates fair value.

Investments in open-end mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current fair value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

The valuation techniques used by the Fund to measure fair value are consistent with the market approach, income approach and/or cost approach, where applicable, for each security type.

b. Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

c. Options

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may write covered put or call options. When a Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current market value of the written option. Premiums received from written options, which expire unexercised, are recognized as realized gains from investments on the expiration date. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in calculating the realized gain or loss on the sale. If a put option is exercised, the premium reduces the cost of the security

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

purchased. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund may also purchase call or put options. The premium is included in the Statement of Assets and Liabilities as an investment which is subsequently adjusted to the current market value of the option. Premiums paid for purchased options which expire are recognized as realized losses from investments on the expiration date. Premiums paid for purchased options which are exercised or closed are added to the amount paid or offset against the proceeds on the underlying security to determine the realized gain or loss. The risk of loss associated with purchased options is limited to the premium paid.

Options traded on an exchange are regulated and terms of the options are standardized. Options traded over the counter expose the Fund to counterparty risk in the event the counterparty does not perform. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

d. Short sales

The Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When the Fund makes a short sale, it must borrow the security sold short and deliver it to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement.

The Fund records the proceeds as a liability which is marked-to-market daily based upon quotations from an independent pricing service or from brokers which use prices provided by market makers and any change in value is recorded as an unrealized gain or loss. Any interest or dividends accrued on such borrowed securities during the period of the loan are recorded as an expense on the Statement of Operations. To borrow the security, the Fund may be required to pay a premium, which would decrease the proceeds of the security sold. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the closing of a short sale if the market price at the closing is less than or greater than, respectively, the proceeds originally received. Until the short sale is closed or the borrowed security is replaced, the Fund maintains a segregated account of cash or liquid securities, the dollar value of which is at least equal to the market value of the security at the time of the short sale.

e. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

resumes interest payments or when the collectibility of interest is reasonably assured, the debt obligation is removed from non-accrual status. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

f. Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required. The Fund’s income and excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal, Massachusetts and Delaware revenue authorities.

g. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), a subsidiary of Wells Fargo & Company (“Wells Fargo”), is the investment advisor to the Fund and is paid an annual fee of 0.95% of the Fund’s average daily total assets. Total assets consist of the net assets of the Fund plus borrowings, reverse repurchase agreements, dollar rolls or the issuance of debt securities.

Crow Point Partners, LLC is the investment sub-advisor to the Fund and is paid by EIMC for its services to the Fund.

The Fund may invest in money market funds which are advised by EIMC. Income earned on these investments is included in income from affiliated issuers on the Statement of Operations.

EIMC also serves as the administrator to the Fund providing the Fund with facilities, equipment and personnel. EIMC is paid an annual administrative fee of 0.05% of the Fund’s average daily total assets.

4. CAPITAL SHARE TRANSACTIONS

The Fund has authorized an unlimited number of shares with no par value. For the six months ended April 30, 2010, the Fund issued 120,324 shares. For the year ended October 31, 2009, the Fund did not issue any new shares.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

5. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $129,472,986 and $157,609,584, respectively, for the six months ended April 30, 2010.

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of April 30, 2010, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Equity securities
Common stocks	$65,966,567	$229,535,924	$0	$295,502,491
Preferred stocks	102,754,996	87,794,126	586,264	191,135,386
Exchange traded funds	150,500	0	0	150,500
Short-term investments	15,499,229	0	0	15,499,229

	$184,371,292	$317,330,050	$586,264	$502,287,606

As of April 30, 2010, the inputs used in valuing the Fund’s other financial instruments, which are carried at fair value, were as follows:

Other financial instruments	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Written options	$0	$(301,899)	$0	$(301,899)

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Preferred stocks	Written Options

Balance as of October 31, 2009	$701,424	$(49,648)
Realized gains or losses	0	186,115
Change in unrealized gains or losses	(115,160)	(136,467)
Net purchases (sales)	0	0
Transfers in and/or out of Level 3	0	0

Balance as of April 30, 2010	$586,264	$0

Change in unrealized gains or losses included in earnings relating to securities still held at April 30, 2010	$(115,160)	$0

On April 30, 2010, the aggregate cost of securities for federal income tax purposes was $479,371,598. The gross unrealized appreciation and depreciation on securities based on tax cost was $36,845,259 and $13,929,251, respectively, with a net unrealized appreciation of $22,916,008.

As of October 31, 2009, the Fund had $387,229,367 in capital loss carryovers for federal income tax purposes expiring as follows:

	Expiration

2015	2016	2017

$9,081,249	$184,503,126	$193,644,982

6. DERIVATIVE TRANSACTIONS

During the six months ended April 30, 2010, the Fund entered into written options for speculative purposes.

During the six months ended April 30, 2010, the Fund had written option activities as follows:

	Number of Contracts	Premiums Received

Options outstanding at October 31, 2009	6,493	$1,836,862
Options written	52,061	6,077,012
Options expired	(39,359)	(6,269,391)
Options terminated in closing purchase transactions	(11,600)	(1,086,766)

Options outstanding at April 30, 2010	7,595	$557,717

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

Open call options written at April 30, 2010 were as follows:

Expiration		Number of	Strike		Market	Premiums
Date	Index	Contracts	Price		Value	Received

05/21/2010	Amsterdam Exchange Index	476	372	EUR	$15,844	$ 41,155
05/21/2010	CAC 40 Index	415	4,262	EUR	10,720	25,061
05/21/2010	DAX Index	537	6,601	EUR	15,194	59,306
05/21/2010	5X5E Index	561	3,156	EUR	12,026	36,444
05/21/2010	IBEX 35 Index	1,471	12,014	EUR	14,395	104,589
05/21/2010	NASDAQ 100 Index	112	100	USD	14,784	47,712
05/21/2010	OMX Index	1,543	1,113	SEK	86,276	29,691
05/21/2010	Russell 2000 Index	316	756	USD	74,576	109,150
05/21/2010	S&P 400 Mid Cap Index	275	867	USD	46,750	63,580
05/21/2010	SPDR S&P 500 Index	1,889	127	USD	11,334	41,029

The Fund had average premiums received on written options in the amount of $1,135,274 during the six months ended April 30, 2010. As of April 30, 2010, the Fund had segregated $150,716 as cash collateral for outstanding written options.

The fair value, realized gains or losses and change in unrealized gains or losses on derivative instruments are reflected in the appropriate financial statements.

7. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

8. CONCENTRATION OF RISK

The Fund may invest a substantial portion of its assets in an industry and, therefore, may be more affected by changes in that industry than would be a comparable mutual fund that is not heavily weighted in any industry.

9. REGULATORY MATTERS AND LEGAL PROCEEDINGS

The Evergreen funds, EIMC and certain of EIMC’s affiliates are involved in various legal actions, including private litigation and class action lawsuits, and are and may in the future be subject to regulatory inquiries and investigations.

EIMC and EIS have reached final settlements with the Securities and Exchange Commission (“SEC”) and the Securities Division of the Secretary of the Commonwealth of Massachusetts (“Commonwealth”) primarily relating to the liquidation of Evergreen

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

Ultra Short Opportunities Fund (“Ultra Short Fund”). The claims settled include the following: first, that during the period February 2007 through Ultra Short Fund’s liquidation on June 18, 2008, Ultra Short Fund’s former portfolio management team failed to properly take into account readily-available information in valuing certain non-agency residential mortgage-backed securities held by the Ultra Short Fund, resulting in the Ultra Short Fund’s net asset value (“NAV”) being overstated during the period; second, that EIMC and EIS acted inappropriately when, in an effort to explain the decline in Ultra Short Fund’s NAV, certain information regarding the decline was communicated to some, but not all, shareholders and financial intermediaries; third, that the Ultra Short Fund portfolio management team did not adhere to regulatory requirements for affiliated cross trades in executing trades with other Evergreen funds; and finally, that from at least September 2007 to August 2008, EIS did not preserve certain text and instant messages transmitted via personal digital assistant devices. In settling these matters, EIMC and EIS have agreed to payments totaling $41,125,000, up to $40,125,000 of which will be distributed to eligible shareholders of Ultra Short Fund pursuant to a methodology and plan approved by the regulators. EIMC and EIS neither admitted nor denied the regulators’ conclusions.

In addition, the U.S. District Court for the District of Massachusetts has consolidated three purported class actions into In re Evergreen Ultra Short Opportunities Fund Securities Litigation. The plaintiffs filed a consolidated amended complaint on April 30, 2009 against various Evergreen entities, including EIMC and EIS, the Evergreen funds’ former distributor, and Evergreen Fixed Income Trust and its Trustees. The complaint generally alleges that investors in Ultra Short Fund suffered losses as a result of (i) misleading statements in Ultra Short Fund’s registration statement and prospectus, (ii) the failure to accurately price securities in Ultra Short Fund at different points in time and (iii) the failure of Ultra Short Fund’s risk disclosures and description of its investment strategy to inform investors adequately of the actual risks of the fund. The complaint seeks damages in an amount to be determined at trial.

EIMC does not expect that any of the legal actions, inquiries or settlement of regulatory matters will have a material adverse impact on the financial position or operations of the Fund to which these financial statements relate. Any publicity surrounding or resulting from any legal actions or regulatory inquiries involving EIMC or its affiliates or any of the Evergreen Funds could result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses or have other adverse consequences on the Evergreen funds, including the Fund.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

10. SUBSEQUENT DISTRIBUTION

On May 21, 2010, the Fund declared distributions from net investment income of $0.28 per common share payable on July 1, 2010 to shareholders of record on June 15, 2010.

These distributions are not reflected in the accompanying financial statements.

11. SUBSEQUENT EVENTS

In June 2010, a notice of a Special Meeting of Shareholders was mailed to shareholders of record as of May 18, 2010. The Special Meeting of Shareholders is scheduled to be held on July 9, 2010. Among the proposals for consideration is the approval of a new advisory agreement with Wells Fargo Funds Management, LLC (“Funds Managment”) to replace the current advisory agreement with EIMC as well as a new sub-advisory agreement with Crow Point Partners, LLC and a new sub-advisory agreement with Wells Capital Management Incorporated (“Wells Capital”). If shareholders approve the new advisory agreement, the advisory fee rate paid by the Fund to Funds Management for providing such services will be identical to the advisory fee rate currently paid to EIMC. Since Crow Point Partners, LLC and Wells Capital will be compensated by Funds Management, and not the Fund itself, the Fund will not incur additional advisory fees. Upon shareholder approval of the new advisory and sub-advisory arrangements, the Fund will also be renamed Wells Fargo Advantage Global Dividend Opportunity Fund.

ADDITIONAL INFORMATION (unaudited)

ANNUAL MEETING OF SHAREHOLDERS

On February 12, 2010, the Annual Meeting of shareholders of the Fund was held to consider the following proposal. The results of the proposal are indicated below.

The votes recorded at the meeting were as follows:

Election of Trustees:

	Net Assets Voted “For”	Net Assets Voted “Withheld”

William W. Pettit	$465,463,165	$9,214,063
David M. Richardson	465,435,102	9,242,126
Dr. Russell A. Salton, III	465,448,329	9,228,899
Richard K. Wagoner	465,267,674	9,409,554

AUTOMATIC DIVIDEND REINVESTMENT PLAN (unaudited)

All common shareholders are eligible to participate in the Automatic Dividend Reinvestment Plan (“the Plan”). Pursuant to the Plan, unless a common shareholder is ineligible or elects otherwise, all cash dividends and capital gains distributions are automatically reinvested by Computershare Trust Company, N.A., as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable either in shares or in cash, nonparticipating the Plan will receive cash, and participants in the Plan will receive the equivalent in shares of common shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued common shares”) or (ii) by purchase of outstanding common shares on the open market (open-market purchases) on the NYSE Amex or elsewhere. If, on the payment date for any dividend or distribution, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (“market premium”), the Plan Agent will invest the amount of such dividend or distribution in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value or market premium (“market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 43010, Providence, Rhode Island 02940-3010 or by calling 1-800-730-6001.

TRUSTEES AND OFFICERS

TRUSTEES[1]
Dr. Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Fund Complex (consisting of 46 portfolios as of 12/31/2009)

Chairman, Bloc Global Services (development and construction); Former Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.

Carol A. Kosel Trustee DOB: 12/25/1963 Term of office since: 2008 Other directorships: None

Former Consultant to the Evergreen Boards of Trustees; Former Vice President and Senior Vice President, Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur Securities Fund

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Consultant, Rock Hill Metals Consultants LLC (Metals Consultant to steel industry); Former Manager of Commercial Operations, CMC Steel (steel producer)

Patricia B. Norris Trustee DOB: 4/9/1948 Term of office since: 2006 Other directorships: None

President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President and Director of Phillips Pond Homes Association (home community); Former Partner, PricewaterhouseCoopers, LLP (independent registered public accounting firm)

William Walt Pettit[2] Trustee DOB: 8/26/1955 Term of office since: 1988 Other directorships: None

Shareholder, Rogers, Townsend & Thomas, PC (law firm); Director, Superior Packaging Corp. (packaging company); Member, Superior Land, LLC (real estate holding company), Member, K&P Development, LLC (real estate development); Former Vice President, Kellam & Pettit, P.A. (law firm); Former Director, National Kidney Foundation of North Carolina, Inc. (non-profit organization)

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None

President, Richardson, Runden LLC (executive recruitment advisory services); Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP (communications); Former Consultant, AESC (The Association of Executive Search Consultants)

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	President/CEO, AccessOne MedCard, Inc.

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded Media Corporation (multi-media branding company)

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Trust Company of CT; Former Trustee, Saint Joseph College (CT)

TRUSTEES AND OFFICERS continued

Richard K. Wagoner, CFA[3] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society

OFFICERS
W. Douglas Munn[4] President DOB: 4/21/1963 Term of office since: 2009

Principal occupations: President and Chief Executive Officer, Evergreen Investment Company, Inc.; Chief Operating Officer, Wells Fargo Funds Management, LLC; Former Chief Operating Officer, Evergreen Investment Company, Inc.

Kasey Phillips[4] Treasurer DOB: 12/12/1970 Term of office since: 2005	Principal occupations: Senior Vice President, Evergreen Investment Management Company, LLC; Treasurer, Wells Fargo Advantage Funds; Former Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000

Principal occupations: Managing Counsel, Wells Fargo & Company; Secretary and Senior Vice President, Alternative Strategies Brokerage Services, Inc.; Evergreen Investment Services, Inc.; Secretary and Senior Vice President, Evergreen Investment Management Company, LLC and Evergreen Service Company, LLC

Robert Guerin[4] Chief Compliance Officer DOB: 9/20/1965 Term of office since: 2007

Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investment Company, Inc.; Compliance Manager, Wells Fargo Funds Management Group; Former Managing Director and Senior Compliance Officer, Babson Capital Management LLC; Former Principal and Director, Compliance and Risk Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice Compliance, Deutsche Asset Management

1

The Board of Trustees is classified into three classes of which one class is elected annually. Each Trustee serves a three-year term concurrent with the class from which the Trustee is elected. Each Trustee oversaw 74 Evergreen funds as of December 31, 2009. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2

It is possible that Mr. Pettit may be viewed as an “interested person” of the Evergreen funds, as defined in the 1940 Act, because of his law firm’s representation of affiliates of Wells Fargo & Company, the parent to the Evergreen funds’ investment advisor, EIMC. The Trustees are treating Mr. Pettit as an interested trustee for the time being.

3	Mr. Wagoner is an “interested person” of the Evergreen funds because of his ownership of shares in Wells Fargo & Company, the parent to the Evergreen funds’ investment advisor.
4	The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

123659 579631 rv4 06/2010

Item 2 - Code of Ethics

Not required for this filing.

Item 3 - Audit Committee Financial Expert

Not applicable at this time.

Items 4 – Principal Accountant Fees and Services

Not required for this filing.

Items 5 – Audit Committee of Listed Registrants

Not required for this filing.

Item 6 – Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not required for this filing.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies.

Not required for this filing.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

If applicable/not applicable at this time.

Item 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.

Item 11 - Controls and Procedures

(a)

The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b)

There has been no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to affect, the Registrant’s internal control over financial reporting .

Item 12 - Exhibits

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)

Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(b)(1)

Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX99.CERT.

(b)(2)

Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 1350 of Title 18 of United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached as EX99.906CERT. The certifications furnished pursuant to this paragraph are not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Evergreen Global Dividend Opportunity Fund

By:	/s/ W. Douglas Munn

W. Douglas Munn
Principal Executive Officer

Date: June 29, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ W. Douglas Munn

W. Douglas Munn
Principal Executive Officer

Date: June 29, 2010

By:	/s/ Kasey Phillips

Kasey Phillips
Principal Financial Officer

Date: June 29, 2010